PRINCIPAL FUNDS, INC. ("PFI" or the "Fund")

Statement of Additional Information

dated June 12, 2017
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus dated June 12, 2017 for the Class T shares.
Incorporation by Reference:    The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2016, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024
The prospectus may be viewed at www.principalfunds.com/prospectuses.

Ticker Symbols by Share Class
Fund	T
Global Diversified Income	PGKTX
High Yield	PHRTX
Short-Term Income	PTDTX

FUND HISTORY
Principal Funds, Inc. (“PFI” or the "Fund") was organized as Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
The following Funds offer Class T shares: Global Diversified Income, High Yield, and Short-Term Income.
The Funds offer multiple share classes. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.
Principal Global Investors, LLC ("PGI" or the "Manager") may recommend to the Board of Directors (the "Board"), and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. PGI may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective. PGI may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
CLASS STRUCTURE
Class T shares are offered pursuant to this SAI.
Rule 12b-1 Fees / Distribution Plans and Agreements
The Distributor for the Funds is Principal Funds Distributor, Inc. (“PFD”). The address for PFD is as follows: 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
In addition to the management fees, Class T shares are subject to a Rule 12b-1 Distribution Plan and Agreement (a “Plan”). The Board and initial shareholders of Class T shares have approved and entered into a Plan. In adopting the Plans, the Board (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act)) determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders. Among the possible benefits of the Plans include the potential for building and retaining Fund assets as well as the ability to offer an incentive for registered representatives to provide ongoing servicing to shareholders.
The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.
The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to Class T. The fee is 0.25%.
The Distributor may remit on a continuous basis all of these sums to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts.
Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2016:

Fund	Distribution/12b-1 Payments (amounts in thousands)
Global Diversified Income	29,891
High Yield	6,016
Short-Term Income	1,608
Transfer Agency Agreement
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630), an affiliate of PGI, to act as transfer and shareholder servicing agent.
The Fund pays PSS for the following services:

•	issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;

•	preparation and distribution of dividend and capital gain payments to shareholders;

•	delivery, redemption and repurchase of shares, and remittances to shareholders;

•	the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;

•	communication with shareholders concerning the above items; and

•	use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except the Real Estate Securities Funds which is non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities that those managing the investments of each Fund can select. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of each Fund and the techniques and strategies that those managing the fund's investments may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board.
With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

Global Diversified Income, High Yield, and Short-Term Income Funds
Fundamental Restrictions
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)
Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

4)	Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Fund has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)
Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8)	Fund may not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
Non-Fundamental Restrictions
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% (35% for High Yield Fund) of its assets in foreign securities, except that the Global Diversified Income Fund may invest up to 100% of its assets in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified Income Fund).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each of these Funds (except the Global Diversified Income and Short-Term Income Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing this requirement and other requirements with respect to foreign currency investments, each Fund will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Fund's investments in cash and/or cash equivalents to the extent such instruments are used to cover the Fund's exposure under such forward foreign currency contracts and similar instruments. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments and Industry Concentration
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Pursuant to SEC staff interpretations of the 1940 Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodity-Related Investments
All Funds
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. The CFTC recently amended Rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term ‘commodity pool operator.’” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any of the Funds is unable to do so, it may incur expenses to comply with the CEA and rules the CFTC has adopted under it.
Industry Concentration
“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Funds interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions. The Funds view their investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.

Other Investment Strategies and Risks
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of those managing the fund's investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a fund.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing the fund's investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
The Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which a fund invests, potentially causing the fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that a fund will avoid losses relating to cyber security risks or other information security breaches.

Derivatives
Options on Securities and Securities Indices
The Funds (except the SAM Portfolios) may each write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

•
Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction.

•
Over the Counter ("OTC") Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Writing Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.
The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the fund's investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then a Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.
Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
The Funds (except the SAM Portfolios)) may each purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

Futures Contracts. A Fund may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
In using futures contracts, the Fund may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.
Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. A Fund's successful use of futures contracts is subject to the ability of those managing the fund's investments to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Debt-Linked and Equity-Linked Securities
The Funds may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, a Fund bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting a Fund’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
The Funds (except the SAM Portfolios) may each engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Fund may purchase spread options. The purchase of a covered spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

Swap Agreements and Options on Swap Agreements
Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities a Fund anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.

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Interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

•	Currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

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Index swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).

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Total return swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

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Commodity swap agreements. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

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Credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

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Investment Pools. The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be considered illiquid.

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Contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. A Fund may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Obligations under Swap Agreements. The swap agreements the Funds enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by those managing the fund's investments in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements for which the Fund segregates assets will not be construed to be “senior securities” for purposes of the Fund's investment restriction concerning senior securities.
Risks associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing the fund's investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the fund's investments. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the fund's investments based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.

Valuing Swap Agreements. For purposes of applying the funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the funds at market value. In the case of a credit default swap, however, in applying certain of the funds’ investment policies and restrictions the fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the funds’ other investment policies and restrictions. For example, a fund may value credit default swaps at full exposure value for purposes of the fund’s credit quality guidelines because such value reflects the fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Permissible Uses of Futures and Options on Futures Contracts
Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, commodity, equity, or fixed-income markets. Each Fund may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so. When a Fund purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds under Rule 4.5, the Funds are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Funds are therefore not subject to registration under the CEA. Rule 4.5 provides that a an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in Rule 4.5. The Funds intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund's use of derivatives and related instruments.
If adopted as proposed, these regulations could significantly limit or impact a fund's ability to invest in derivatives and related instruments, limit a fund's ability to employ certain strategies that use derivatives and/or adversely affect the fund's performance, efficiency in implementing strategies, and ability to pursue their investment objectives. Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
Fixed-Income Securities
ETNs
Certain funds may invest in, or sell short, exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear their proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service ("IRS") and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may also be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Funding Agreements
Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Inflation-Indexed Bonds
The Funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
The Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

"Stripped" Securities
The Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Structured Notes
Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund's investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Foreign Currency Transactions
Options on Foreign Currencies
A Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.
A Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund's investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.
Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on
U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund's investments.

Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the "UK"), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
The UK’s referendum vote to leave the EU (referred to as "Brexit") could cause business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies.
Although the precise time frame for Brexit is uncertain, it is currently expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years after notifying the European Council of the UK’s intention to withdraw. The effects of Brexit will largely depend on any agreements the UK makes to retain access to EU markets either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate.
Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
High Yield Securities
Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the fund's investments will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the fund, it may exchange the high yield securities owned by the fund for other securities, including equities, and/or the fund may incur additional expenses while seeking recovery of its investment. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund's investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless those managing the fund's investments deem such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Inverse Floating Rate and Other Variable and Floating Rate Instruments
The Funds may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that a fund invests a significant portion of its assets in municipal obligations issued in connection with a single project, the fund likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.
The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.
The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund's investments believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by those managing the fund's investments.
A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund's investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.
Pay-in-Kind Securities
The Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.
Preferred Securities
Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes, contingent convertible securities ("CoCos"), trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

If a portion of a fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by a fund as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that a fund receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions a fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities").
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Funds may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund's investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund's investments.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be segregated by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.
Restricted and Illiquid Securities
A Fund may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. As described above, some of the Funds have adopted investment restrictions that limit investments in illiquid securities. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.
Supranational Entities
The Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, a Fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A Fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
All of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•
Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund's investments, are of comparable quality. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund's investments to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
Warrants and Rights
The Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by those managing the fund's investments in accordance with procedures established by the Board, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PFI rests with the Board, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of Principal Variable Contracts Funds, Inc. ("PVC”) and as a Trustee on the Board of Principal Exchange-Traded Funds (the "Trust"). The Board is responsible for overseeing the operations of PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI's charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of ten members, eight of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PFI. The Independent Directors of PFI have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PFI's Independent Directors as well as communication among the Independent Directors, management of PFI and the full Board. PFI has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PFI, including such items as the number of series or portfolios that comprise PFI, the variety of asset classes those series reflect, the net assets of PFI, the committee structure of the Board and the distribution arrangements of PFI. The appropriateness of this structure is enhanced by PFI’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PFI. As required by rules the SEC has adopted under the 1940 Act, PFI's Independent Directors select and nominate all candidates for Independent Director positions.
Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Craig Damos. Mr. Damos has served as a Director of PFI and PVC since 2008 and as a Trustee of the Trust since 2014. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PFI and PVC since 2004 and as a Trustee of the Trust since 2014. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PFI and PVC since 2005 and as a Trustee of the Trust since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
Karen ("Karrie”) McMillan. Ms. McMillan has served as a Director of PFI and PVC, and as a Trustee of the Trust, since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC and as a Trustee of the Trust since September 2015. Ms. Nickels currently serves as a director of SpartanNash and Spectrum Health System. From 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.
Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2013, and has served as Chief Executive Officer and President of PFI and PVC since 2015. From 2001-2015, Mr. Beer served as Executive Vice President of PFI and PVC. Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of Principal Management Corporation ("PMC") (2006-2017), prior to PMC's merger with and into Principal Global Investors, LLC ("PGI"). Mr. Beer has also served as the President and a director of PSI and PSS. Mr. Beer serves as Executive Director - Funds and Director of PGI. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008, as a Trustee of the Trust since 2014, and as Chair of the PFI and PVC board since 2012. Ms. Everett serves as President of Retirement and Income Solutions at Principal®. From 2011-2015, she served as Chair and President of PMC. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal®. From 2001-2004, she was Vice President and Counsel at Principal®. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PFI and is addressed as part of various Board and Committee activities. As part of its regular oversight of PFI, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PFI's Chief Compliance Officer, the independent registered public accounting firm for PFI, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by PFI. The Board, with the assistance of Fund management and PGI, reviews investment policies and risks in connection with its review of PFI's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PFI's compliance program and reports to the Board regarding compliance matters for PFI and its principal service providers. In addition, as part of the Board's periodic review of PFI's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee comprised of PFI officers and officers of PGI and has approved and periodically reviews valuation policies applicable to valuing PFI's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the "Fund Complex” refers to all series of Principal Funds, Inc. (including those not contained in this SAI), Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. The 15(c) Committee held five meetings during the last fiscal year.
Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held eight meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.
Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.
Management Information
The following table presents certain information regarding the Directors of PFI, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons” (as defined in the 1940 Act) of PFI (the "Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the investment companies sponsored by Principal Life Insurance Company ("Principal Life”): PFI, Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	127	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	127	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services).	127	Hardin Construction

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	127	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	Formerly CEO, MAM USA (manufacturer of infant and juvenile products).	127	Focus Products Group (housewares); MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Retired	127	Armstrong World Industries, Inc. (manufacturing)

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	127	None

Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director Member Audit Committee	Since 2015	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	127	Charlotte Russe; Follet Corporation; PetSmart; SpartanNash; Spectrum Health Systems

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Global Investors, LLC ("PGI," or the "Manager”), Principal Funds Distributor, Inc. ("PFD” or "the "Distributor”) and/or the Fund’s principal underwriter, or Principal Securities, Inc. ("PSI”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer President Director Member Executive Committee	Since 2015 Since 2015 Since 2012 Since 2001
Chief Executive Officer, PFD
Executive Director - Funds, PGI (since 2017)
Director, PGI (since 2017)
Director, PFD (since 2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
President & Chief Executive Officer, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, PMC (2006-2015)
Director, PSI (2005-2015)
President, PSI (2005-2015)
Chairman, PSS (since 2015)
Director, PSS (2007-2015)
President, PSS (2007-2015)
Executive Vice President, PSS (since 2015)
				127	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Director Member Executive Committee	Since 2012 Since 2008	Director, Finisterre (since 2011) Director, Origin (since 2011) Chairman, PFA (2010-2015) Chairman, PFD (2011-2015) President/RIS, PLIC (since 2015) Senior Vice President/RIS, PLIC (2008-2015) Chairman, PMC (2011-2015) President, PMC (2008-2015) Director, PSI (2008-2011, and since 2015) Chief Executive Officer, PSI (2009-2015) Chairman, PSI (2011-2015) Chairman, PSS (2011-2015)	127	None
**   Abbreviations used:
     •    Finisterre Capital LLP (Finisterre)
     •    Origin Asset Management LLP (Origin)
•    Principal Financial Advisors, Inc. (PFA)
     •    Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation
     •    Principal Funds Distributor, Inc. (PFD)
     •    Principal Life Insurance Company (PLIC)
     •    Principal Management Corporation (PMC)
     •    Principal Shareholder Services, Inc. (PSS)

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board. Each officer of the Fund has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer (since 2015) President (since 2015) Director (since 2012) Member Executive Committee
Chief Executive Officer, PFD
Executive Director - Funds, PGI (since 2017)
Director, PGI (since 2017)
Director, PFD (since 2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
President & Chief Executive Officer, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, PMC (2006-2015)
Director, PSI (2005-2015)
President, PSI (2005-2015)
Chairman, PSS (since 2015)
Director, PSS (2007-2015)
President, PSS (2007-2015)
Executive Vice President, PSS (since 2015)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Block Des Moines, IA 50392 1973	Assistant Counsel (since 2010) Assistant Secretary (since 2015)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-2017) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Managing Director, PGI (since 2016)
Chief Operating Officer, PMC (2015-2017)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015-2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014-2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS (since 2015)
President, PSS (since 2015)
Chief Financial Officer, PSS (2010-2015)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)
Senior Vice President, PFD
Chief Compliance Officer-Funds, PLIC (since 2016)
Vice President/Compliance, PLIC (2004-2016)
Senior Vice President, PMC (through 2017)
Senior Vice President, PSI
Senior Vice President, PSS

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Finisterre (since 2011)
Director, Origin (since 2011)
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Gina L. Graham Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal-REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Layne A. Rasmussen Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC (through 2017)

Sara L. Reece Des Moines, IA 50392 1975	Vice President, Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
Assistant General Counsel, PMC (2015-2017)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)

Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer (since 2015)	Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-2017) Counsel, PSI (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Director-Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (since 2013)
Assistant Vice President/Treasury, PSI (since 2013)
Director-Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS (since 2013)
Director-Treasury, PSS (2007-2013)

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC Vice President, PMC (2007-2013)

Clint Woods Des Moines, IA 50392 1961	Vice President (since 2016) Counsel (since 2015)
Vice President, Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2015)
Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)

**   Abbreviations used:
     •    AEGON USA Investment Management, LLC (AEGON)
     •    Finisterre Capital LLP (Finisterre)
     •    Origin Asset Management LLP (Origin)
     •    Post Advisory Group, LLC (Post)
•    Principal Financial Advisors, Inc. (PFA)
     •    Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation
     •    Principal Funds Distributor, Inc. (PFD)
     •    Principal Global Investors, LLC (PGI)

     •    Principal Life Insurance Company (PLIC)
     •    Principal Management Corporation (PMC)
     •    Principal Real Estate Investors, LLC (Principal-REI)
     •    Principal Shareholder Services, Inc. (PSS)
     •    Spectrum Asset Management, Inc. (Spectrum)

•	Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the investment companies within the Fund Complex which were beneficially owned by the Directors as of December 31, 2016. As of that date, Directors did not own shares of Funds not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A    $0
B    $1 up to and including $10,000
C    $10,001 up to and including $50,000
D    $50,001 up to and including $100,000
E    $100,001 or more
Independent Directors (not Considered to be "Interested Persons")

Fund	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	McMillan	Nickels
Global Diversified Income	A	E	D	A	C	A	D	A
High Yield	A	A	C	A	C	A	A	A
Short-Term Income	A	A	A	E	A	A	A	A
Total Fund Complex	E	E	E	E	E	E	E	E

Directors Considered to be "Interested Persons"

Principal Funds, Inc. (through participation in an Employee benefit plan)	Beer	Everett
Global Diversified Income	B	A
Total Fund Complex	E	E
Compensation. The Fund does not pay any remuneration to its Directors or officers who are employed by the Manager or its affiliates. The Fund's Board annually considers a proposal to reimburse the Manager for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Director who is not an "interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Funds included in this SAI and from the Fund Complex during the fiscal year ended October 31, 2016. On that date, there were 3 Funds (with a total of 126 portfolios in the Fund Complex). The Fund does not provide retirement benefits or pensions to any of the Directors.

Director	The Funds In this SAI	Fund Complex
Elizabeth Ballantine	$25,991	$260,300
Leroy T. Barnes, Jr.	$26,692	$267,500
Craig Damos	$27,931	$279,700
Mark A. Grimmett	$30,186	$302,500
Fritz Hirsch	$28,489	$285,500
Tao Huang	$26,992	$270,500
Karen ("Karrie") McMillan	$26,493	$265,500
Elizabeth A. Nickels	$29,188	$290,133
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. ("Principal®"), serves as the manager for the Fund. Principal Management Corporation, previously an affiliate of PGI, served as manager to the Fund prior to its merger with and into PGI on May 1, 2017.
PGI is the discretionary advisor (directly makes decisions to purchase or sell securities) for the following Funds: High Yield, Short-Term Income, and a portion of the assets of Global Diversified Income.
PGI has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of PGI to provide investment advisory services for a specific Fund. For these services, PGI pays each Sub-Advisor a fee.

Sub-Advisor:
Analytic Investors, LLC (“Analytic Investors”), is wholly-owned by Wells Capital Management, Inc. Wells Capital Management is a subsidiary of Wells Fargo Bank, which is directly and wholly owned by Wells Fargo & Company.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Colonial First State Asset Management (Australia) Limited is 100% owned by Colonial First State Group Limited, which is a wholly-owned subsidiary of Commonwealth Bank of Australia (“CBA”). CBA was founded in 1911 and is Australia's largest bank by market capitalization and provides integrated financial services.

Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, the firm’s co-founder, president and chief investment officer, is the largest equity owner and has voting control of the LLC. In addition, Mr. Breazzano serves as the sole manager of the LLC. Anthony Ranaldi, the firm’s former executive vice president who departed the organization in May 2016, presently remains the second largest equity owner. Based on such ownership, Mr. Ranaldi may be deemed a control person under applicable law.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Logan Circle Partners, L.P. (“Logan Circle”), is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded global investment management firm.
Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:	Post Advisory Group, LLC (“Post”) is an indirect subsidiary of Principal Financial Group, Inc.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect subsidiary of Principal Financial Group, Inc.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Financial Group, Inc.
Fund(s):    a portion of the assets of Global Diversified Income

Sub-Advisor:
Stone Harbor Investment Partners LP (“Stone Harbor”) is 100% employee owned. Stone Harbor Investment Partners GP LLC, Ship Capital Partners LP, and Peter John Wilby are control persons of Stone Harbor.

Fund(s):	a portion of the assets of Global Diversified Income

Sub-Advisor:	W. H. Reaves & Co., Inc. (doing business as Reaves Asset Management) is employee owned and no employee owns 25% or more of the firm.

Fund(s):	a portion of the assets of Global Diversified Income

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of PGI or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, PGI, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PGI and each Sub-Advisor have also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Fund's Board reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, PGI, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

Management Agreement
For providing the investment advisory services, and specified other services, PGI, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70

Fund	First $250 million	Over $250 million
High Yield	0.625%	0.50%

Fund	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%

Fund Operating Expenses
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with PGI, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement. Principal Shareholder Services, Inc., an affiliate of PGI, provides transfer agent services for Class T shares, including qualifying Class T shares of the Fund for sale in states and other jurisdictions.
Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by PGI are subject to reimbursement by the Funds through the fiscal year end, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	T	Expiration
Global Diversified Income Fund	1.09%	2/28/2019
High Yield Fund	0.90%	2/28/2019
Short-Term Income Fund	0.79%	2/28/2019
Management Fees Paid
Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2016	2015	2014
Global Diversified Income	76,671	79,391	63,649
High Yield	17,138	18,757	20,618
Short-Term Income	12,038	11,130	8,747

Sub-Advisory Agreements for the Funds
PGI (and not the Fund) pays the sub-advisers fees determined pursuant to a sub-advisory Agreement with each sub-adviser, including those sub-advisers that are at least 95% owned, directly or indirectly, by PGI or its affiliates ("Wholly-Owned Sub-Advisers") and the other sub-advisers listed in the tables below. Fees paid to sub-advisers are individually negotiated between PGI and each sub-adviser and may vary.

Aggregate Fees Paid to Sub-Advisers (other than Wholly-Owned Sub-Advisors, Columbus Circle and Origin) for Fiscal Years Ended October 31 (dollar amounts in thousands)
Fund	2016		2015		2014
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Global Diversified Income	$22,412,937	0.37%	$25,958,440	0.42%	$22,628,955	0.45%

Underwriting Fees for Periods Ended October 31, (amounts in thousands)
Fund	2016	2015	2014
Global Diversified Income	807	1,319	1,693
High Yield	165	161	228
Short-Term Income	342	363	287

Custodian
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries.
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. In some situations the Fund will reimburse PGI or its affiliates for making such payments; in others the Fund may make such payments directly to intermediaries.
In addition, PGI or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources, to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders. In addition, PGI or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources to certain large plan sponsors to help cover the cost of providing educational materials to plan participants.
The amounts paid to intermediaries may vary, and may vary by fund.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan platforms that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
A number of factors may be considered in determining the amount of these additional payments, including each financial intermediary's Fund sales and assets, as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, intermediaries will include the Funds on a preferred list. The Distributor's goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. The amounts paid to intermediaries vary by fund and by share class.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses. Other compensation may be paid to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
The payments described in this SAI may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in the prospectus. Ask your Financial Professional about any fees and commissions they charge.
Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.
As of August 8, 2016, the Distributor anticipates that the firms that will receive additional payments as described in the Additional Payments to Intermediaries section above (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:

Acclaim Benefits, Inc.	Lincoln Financial Securities
ADP Retirement Services	Lincoln Retirement Services Co.
AIG Advisor Group	Lockton Financial Advisors LLC
AIG SunAmerica Life	LPL Financial Corporation

American Century Investments	Massachusetts Mutual
American General Life Insurance	Matrix Trust Co.
Ameriprise Financial Services	Mercer HR Services
Ascensus	Merrill Lynch
AssetMark Trust Company	MetLife Securities, Inc.
AXA Advisors, LLC	MidAtlantic Capital Corporation
Bankers Trust Company	MML Investors Services Inc.
Benefit Plan Administrators	Morgan Stanley
Benefit Solutions	National Asset Management
Benefit Trust Company	National Financial Services
Broadridge	National Planning Corp.
Cambridge Investment Research Inc.	Nationwide Investment Services Corp
Cetera Advisor Networks LLC	New York State Deferred Compensation Plan
Cetera Advisors LLC	Newport Group Retirement Plan Services
Cetera Financial Group	NFP Advisor Services, LLC
Cetera Financial Specialists LLC	NFP Securities, Inc.
Cetera Investment Services LLC	Northwestern Mutual Investment Services
Chapin, Davis	Oppenheimer & Co.
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Chase Investment Services Corp.	Principal Life Insurance Company
Citigroup Global Markets Inc.	Principal Securities, Inc.
Comerica Retirement Services	Prudential Investment Management Services
Comerica Securities Inc.	Prudential Retirement Services
Commonwealth Financial Network	Putnam Investors Services
Compusys (Texas)	Raymond James & Associates, Inc.
CPI Qualified Consultants	Raymond James Financial Services, Inc.
Credit Suisse Securities (USA) LLC	RBC Capital Markets Corp.
Digital Retirement Solutions	Reliance Trust Company
Edward Jones	Retirement Clearinghouse
ePlan Services, Inc.	Robert W. Baird & Co.
Expert Plan	Royal Alliance Associates, Inc.
Farmers Financial Solutions	SagePoint Financial, Inc.
Fidelity Investment Institutional Operations Co.	Securities America, Inc.
Financial Telesis Inc.	Securities Service Network, Inc.
First Allied Securities	SII Investments, Inc.
First Clearing LLC	Soltis Investment Advisors, Inc.
First Heartland Capital Inc.	Standard Insurance Company
Foothill Securities, Inc	Standard Retirement Services
FSC Securities Corporation	Stifel Nicolaus & Company, Inc.
G.A. Repple & Company	Summit Brokerage Services, Inc.
Genesis Employee Benefit	T. Rowe Price Retirement Plan Services
Girard Securities, Inc	TD Ameritrade Inc.
Great-West Financial Retirement Plan Services, LLC	TD Ameritrade Trust Company
GWFS Equities, Inc.	TIAA-CREF
Hanson McClain Securities	Triad Advisors, Inc.
Hewitt Financial Services, LLC	Trust Company of America
HighTower Securities, LLC	TruSource
ICMA-Retirement Corp.	UBS Financial Services, Inc.
Invest Financial Corp.	US Bancorp Investments
Investacorp Inc.	VALIC Retirement Services Company
Investment Centers of America, Inc.	Vanguard Brokerage Services
Investors Capital Corp	Vanguard Group, The

Janney Montgomery Scott	Voya Financial Advisors, Inc.
JJB Hilliard WL Lyons, Inc.	Voya Institutional Plan Services, LLC
John Hancock Trust Co.	VSR Financial Services, Inc.
JP Morgan	Wedbush Morgan Securities
JP Turner & Company	Wells Fargo Advisors
KMS Financial Services, Inc.	Wells Fargo Bank, N.A.
Ladenburg Thalmann Advisors Network LLC	Wilmington Trust Retirement & Institutional Services
Legend Equities Corporation	Woodbury Financial Services
Lincoln Financial Advisors	Xerox (ACS) HR Solutions
To obtain a current list of such firms, call 1-800-222-5852.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by PGI, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, PGI or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Funds from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. PGI or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a Sub-Advisor may use it in servicing some or all of the accounts it manages. PGI and the Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2016 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Fund	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Global Diversified Income	923,739,886	813,484

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or PGI, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit a Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds may participate in a program through a relationship with Russell Investments Implementation Services, LLC. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.
The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid For Periods Ended October 31
Fund	2016	2015	2014
Global Diversified Income	$4,866,513	$6,474,815	$6,015,422
High Yield	—	—	480
The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with PGI or its Sub-Advisors for the fiscal years ended October 31 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2016 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$136,462	2.80%	3.00%
	American Century Investment Management, Inc.	Nomura Securities International, Inc.	98,009	2.01%	1.06%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	341,734	7.02%	3.47%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	317,237	6.52%	3.39%
	Baird Investment Management	Robert W. Baird & Co.	24,555	0.50%	0.25%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	38,175	0.78%	0.51%
	Columbus Circle Investors Edge Asset Management, Inc. Finisterre Capital LLP Origin Asset Management LLP Post Advisory Group, LLC Principal Global Investors, LLC Principal Real Estate Investors, LLC	Spectrum Asset Management, Inc.	40,857	0.84%	0.47%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	2,817	0.06%	0.06%
Total			$999,846	20.55%	12.21%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2015 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions LLC	$133,416	2.06%	2.86%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	47,586	0.73%	0.28%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	507,428	7.84%	5.60%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	275,216	4.25%	4.44%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	427,713	6.61%	5.22%
	Baird Investment Management	Robert W. Baird & Co.	17,557	0.27%	0.16%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	59,795	0.92%	1.38%
	Columbus Circle Investors Edge Asset Management, Inc. Finisterre Capital LLP Origin Asset Management LLP Post Advisory Group, LLC Principal Global Investors, LLC Principal Real Estate Investors, LLC	Spectrum Asset Management, Inc.	49,179	0.76%	0.64%
Total			$1,517,890	23.44%	20.58%

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2014 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Global Diversified Income
	Mellon Capital Management Corporation	BNY ConvergEx Execution Solutions LLC	$129,066	2.15%	2.48%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	12,746	0.21%	0.07%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	433,287	7.20%	3.20%
	Pyramis Global Advisors, LLC	Fidelity Brokerage Services LLC	10,891	0.18%	0.38%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	168,393	2.80%	1.48%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	341,442	5.68%	3.05%
	Mellon Capital Management Corporation	Pershing LLC	186	0.00%	0.00%
	Baird Investment Management	Robert W. Baird & Co.	43,747	0.73%	0.25%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	23,442	0.39%	0.57%
	Principal Financial Group	Spectrum Asset Management, Inc.	216,683	3.60%	1.98%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	9,182	0.15%	0.10%
Total			$1,389,068	23.09%	13.56%

Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commission rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.
The following table indicates the value of each Fund's aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended October 31, 2016.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers
Fund	Broker or Dealer	Holdings (in thousands)
Global Diversified Income	Bank of America Corp	33,938
	Bank of New York Mellon Corp/The	4,306
	Citigroup Inc	107,357
	Credit Suisse Group AG	79,642
	Deutsche Bank AG	10,194
	Goldman Sachs Group Inc/The	2,864
	Morgan Stanley	439,831
	Nomura Holdings Inc	5,285
	UBS Group AG	109,694
	Wells Fargo & Co	108,230
High Yield	Goldman Sachs Group Inc/The	181,202
	Wells Fargo & Co	28,249
Short-Term Income	Bank of America Corp	92,120
	Bank of New York Mellon Corp/The	48,340
	Citigroup Inc	46,624
	Credit Suisse Group AG	2,804
	Goldman Sachs Group Inc/The	43,880
	Morgan Stanley	154,692
	Wells Fargo & Co	39,825

Allocation of Trades
By the Manager (“PGI”). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI's trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
Because of PGI's role as investment advisor to each of the Funds and as discretionary advisor for funds of funds as well as some of the underlying funds, conflicts may arise in connection with the services PGI provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying funds. PGI also provides advisory services to funds that have multiple investment advisers (“Multi-Managed Funds”). These services include determining the portion of a Multi-Managed Fund's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services PGI provides to the funds of funds that it manages, in connection with the services PGI provides to other funds of funds and Multi-Managed Funds, for the following reasons:

•
PGI serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, sometimes as the discretionary advisor, and an affiliated investment adviser may serve as sub-adviser to the mutual funds in which a fund of funds may invest. This raises a potential conflict because PGI's or an affiliated company's profit margin may vary depending upon the underlying fund in which the funds of funds invest;

•
PGI or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Fund. This raises a potential conflict because PGI's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Fund's assets are managed by PGI or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PFI has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PFI may place with the sub-advisor for management. When a sub-advisor for two or more PFI Funds imposes such a limit, PGI and/or the sub-advisor may need to determine which Fund will be required to limit its investment in the asset class and the degree to which the Fund will be so limited. PGI and the sub-advisor may face a conflict of interest in making its determination.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, PGI does the following:

•	Maintains a documented, systematic methodology for determining into which mutual funds the funds of funds invest that does not give undue consideration to the impact to PGI or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Fund to be allocated to a sub-adviser that does not give undue consideration to the impact to PGI or its affiliates;

•
Reminds its investment personnel who provide services to the funds of funds or Multi-Managed Funds of PGI's inherent conflicts of interest, and PGI's duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
PGI's Investment Oversight and Risk Committee monitors the services provided to the funds of funds and Multi-Managed Funds to ensure such services conform to the applicable investment methodology, that undue consideration is not given to PGI or its affiliates, and that such services reflect PGI's duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class T shares of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund, plus applicable sales charges. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."
Dividends and capital gains distributions, if any, on a Fund's Class T shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors.
Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."
The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Exchanges Between Classes of Shares
Exchanging Class T Shares of one Fund for Class T Shares of another Fund will result in the imposition of an additional sales charge.

PRICING OF FUND SHARES
Each Fund's shares are bought and sold at the current net asset value ("NAV") per share plus any applicable sales charge. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Funds the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board.
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and PGI or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.
Appendix B provides a specimen price-make-up sheet showing how the Fund calculates the total offering price per share.

TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
The Funds intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Funds must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Funds’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Funds invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC for a given year. If a Fund fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Funds may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Funds may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income. Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of any fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Fund’s portfolio on the www.principal.com website and on the www.principalfunds.com website on the thirteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Funds may also occasionally publish information on the websites concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).
Policy. The Fund and PGI have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Bloomberg, ICE Data Services, J.J. Kenny, J.P. Morgan PricingDirect, Inc., Markit Partners, and Standard & Poor’s Securities Evaluations, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self-regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian, and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, PGI or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or PGI’s Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abacus Group LLC	INDATA
Abel Noser	Infinit Outsourcing
Advent	Investment Company Institute (ICI)
Advent Custodial Data (ACD)	Investor Analytics
Advent Portfolio Exchange	Iron Mountain
Archway Technology Partners, LLC	ITG
Ascendant Compliance Management	JPMorgan Worldwide Securities Services
Ashland Partners	LexisNexis
Barclays Capital	Lipper
Barra	Markit WSO Services
Barra Portfolio Manager	Misys International Banking Systems, Inc.
Black Mountain Systems	Morgan Stanley
BlackRock Solutions Aladdin System	Morningstar, Inc.
Bloomberg	MSCI
Broadridge Financial Solutions, Inc.	Omgeo LLC
Brown Brothers Harriman	Omgeo TradeSuite
Charles River	Open Finance, LLC
Charles River Development	Pershing Prime Services
Charles River Systems, Inc.	Pricing Direct
Charles River Trading System	Quantitative Service Group
Citco Fund Services	Risk Metrics
CitiDirect (FSR)	RR Donnelley and Sons
Citigroup Global Transaction Services	Russell Investments Implementation Services, LLC
Confluence Technologies	Security APL
Copal Partners (UK) Limited	SEI Global Services, Inc.
Cortland Capital Market Services LLC	SS&C Technologies
Eagle Investment Systems Corp.	State Street Bank & Trust
Electra Information Systems	SunGard/Protogent PTA
Electra Securities & Reconciliation System	Super Derivatives
Eze Castle	Syntel Inc.
Eze Software Group	TriOptima
FactSet	Varden Technologies Inc
FactSet Research Systems Inc.	Vermillion Software
Financial Recovery Technologies (FRT)	Viteos Fund Services
Financial Tracking Technologies LLC	West Hedge
FIS Global Asset Management	Wilshire Atlas
Global Link - GTSS	Wolters Kluwer
Global Trading Analytics	Yield Book
Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor PGI nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board. In addition, the Fund's Board must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to PGI or to that Fund's Sub-Advisor, as appropriate. PGI and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
Funds that operate as funds of funds invest in shares of other Funds. PGI is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PGI will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2016, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at October 31, 2016, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. As of June 6, 2017, there were no shareholders identified that own more than 25% of the voting securities of the Global Diversified Income Fund, High Yield Fund, or Short-Term Income Fund.
The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class and the Costs of Investing" in the prospectus for Classes A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 shares.
The funds of funds or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, these funds do not exercise voting discretion.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."
Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").
Principal Holders of Securities
Class T shares of the Fund are newly offered, therefore no persons of record own 5% or more of Class T shares of Fund as of the date of the Statement of Additional Information.
Management Ownership
As Class T shares are newly offered, none of the Officers and Directors of the Fund own Class T shares as of the date of the Statement of Additional Information.
PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through participation in an employee benefit program which invests in Principal Funds, Inc. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Global Investors, LLC's portfolio managers first. Next, the section includes information about the sub-advisors' portfolio managers alphabetically by sub-advisor.
Information in this section is as of October 31, 2016, unless otherwise noted.

Advisor: Principal Global Investors, LLC (Edge Asset Management Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
John R. Friedl: Short-Term Income Fund
Registered investment companies	5	$5.5 billion	0	$0
Other pooled investment vehicles	2	$832.5 million	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Short-Term Income Fund
Registered investment companies	5	$5.5 billion	0	$0
Other pooled investment vehicles	2	$832.5 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Short-Term Income Fund
Registered investment companies	5	$5.5 billion	0	$0
Other pooled investment vehicles	2	$832.5 million	0	$0
Other accounts	1	$53.2 million	0	$0

Gregory L. Tornga: Short-Term Income Fund
Registered investment companies	5	$5.5 billion	0	$0
Other pooled investment vehicles	2	$832.5 million	0	$0
Other accounts	1	$53.2 million	0	$0
Compensation
Principal Global Investors, LLC offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for all team members is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
The variable component for investment professionals is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Fund performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation.  The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale.  Deferred compensation is required to be invested into funds managed by the team, via a co-investment program; thus, aligning the interests of investment professionals with client objectives. Co-investment is subject to a three year cliff vesting schedule which meets our objective of increased employee retention.
In addition to base salary and variable incentive, portfolio managers and senior professionals participate in the Principal Financial Group Long-term Incentive Plan (“Plan”). Awards from this Plan are based on individual performance and are delivered in the form of three-year cliff vest Principal Financial Group (“PFG”) RSUs or a combination of three-year cliff vest PFG RSUs and three-year ratable vest PFG stock options; therefore, aligning the interests of team members with PFG stakeholders.

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
John R. Friedl	Short-Term Income	None
Ryan P. McCann	Short-Term Income	None
Scott J. Peterson	Short-Term Income	$100,001-$500,000
Gregory L. Tornga	Short-Term Income	$10,001-$50,000

*	Ryan McCann is invested in separate account through the 401(k). Fund structure is not an option through 401(k) for this strategy.

Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mark P. Denkinger: High Yield Fund
Registered investment companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	14	$666.5 million	1	$5.5 million
Other accounts	3	$1.6 billion	0	$0

Josh Rank - High Yield Fund
Registered investment companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	14	$666.5 million	1	$5.5 million
Other accounts	3	$1.6 billion	0	$0

Darrin E. Smith: High Yield Fund
Registered investment companies	2	$1.1 billion	0	$0
Other pooled investment vehicles	14	$666.5 million	0	$5.5 million
Other accounts	3	$1.6 billion	1	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of Principal Global Fixed Income. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into fixed income funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Mark P. Denkinger	High Yield	$500,001 - $1,000,000
Josh Rank	High Yield	$500,001 - $1,000,000
Darrin E. Smith	High Yield	$50,001 - $100,000

Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Global Diversified Income Fund
Registered investment companies	3	$6.9 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Global Diversified Income Fund
Registered investment companies	3	$6.9 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Marcus W. Dummer: Global Diversified Income Fund
Registered investment companies	3	$6.9 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Kelly Grossman: Global Diversified Income Fund
Registered investment companies	2	$6.5 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Global Diversified Income Fund
Registered investment companies	3	$6.9 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Compensation
Principal Global Investors, LLC ("PGI") offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied amongst all investment professionals.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.

In addition, investment professionals have investments in funds managed by the team through retirement plans offered by the Principal (e.g. 401(k) plan) and direct personal investments.
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Global Diversified Income	$100,001 - $500,000
Jessica S. Bush	Global Diversified Income	$10,001 - $50,000
Marcus W. Dummer	Global Diversified Income	$10,001 - $50,000
Kelly Grossman	Global Diversified Income	$1 to $10,000
Benjamin E. Rotenberg	Global Diversified Income	$50,001 to $100,000

APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global from other sources S&P Global considers reliable. S&P Global does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global does not rate a particular type of obligation as a matter of policy.
SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions:
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.

Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

APPENDIX B – PRICE MAKE UP SHEET

Class T(1)
Maximum Offering Price Calculation

	NAV	=	Maximum Offering Price
	(1-Sales Charge Percentage)

Fund
Global Diversified Income Fund	$13.66	=	$14.01
	(1-.025)

High Yield Fund	$7.19	=	$7.37
	(1-.025)

Short-Term Income Fund	$12.22	=	$12.53
	(1-.025)
1 Because Class T is a new share class, this calculation is based on the NAV of Institutional Class shares with the Class T sales charge applied.

APPENDIX C – PROXY VOTING POLICIES
The proxy voting policies applicable to each Fund appear in the following order:
The Fund's proxy voting policy is first, followed by PGI’s proxy voting policy, and followed by the Sub-Advisors, alphabetically.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

Proxy Voting Policies and Procedures For
Principal Exchange Traded Funds
Principal Funds, Inc.
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(March 9, 2015)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. The firm’s Chief Operating Officer and Chief Compliance Officer monitor policies and procedures governing proxy voting. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

2.27.2014

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify Analytic. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Chief Compliance Officer or Chief Operating Officer will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic will not override the voting guidelines of the Proxy Service. A record of the voting by Analytic will be retained by the Chief Compliance Officer.

Voting Guidelines
Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

Proxy Voting Record
The Chief Compliance Officer will ensure the Proxy Service can provide, on demand, a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Chief Compliance Officer at 1-800-618-1872 or compliance@aninvestor.com. The report will be provided free of charge.

Recordkeeping
Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic);

•	Records of votes cast on behalf of clients;

•	Records of written client requests for voting information;

•	Records of written responses from Analytic to both written and verbal client requests; and

•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

2.27.2014

Colonial First State
Global Asset Management
Guidelines and principals for corporate engagement on governance, environment and social issues

1. Introduction
Corporate governance is concerned with the way corporate entities are governed, as distinct from the way businesses within those companies are managed on a day to day basis.
Corporate governance addresses the issues facing boards of directors, such as:

•	strategy, financial policies, disclosure, legal issues and standards of corporate behaviour W the level and type of interaction with senior management

•	relationships with the shareholders and other stakeholders interested in the affairs of the company (such as fund managers, creditors, debt financiers, analysts, auditors and corporate regulators)

•
oversight of the company’s material environmental and social risks[1] and the manner in which these are being monitored, disclosed and managed in the interests of shareholders and other relevant stakeholders, and

•	corporate performance.
Colonial First State Asset Management (Australia) Limited (CFSAMA) is in a position to influence the environmental, social and governance (ESG) performance of companies via discussions with management or the board of directors and through the exercising of proxy votes. The exercising of the voting rights must be in the best interests of our unitholders and clients.
The scope of this document pertains primarily to the engagement of companies listed on the Australian Securities Exchange; however the principles may also be used to guide our engagement activities in other jurisdictions.
CFSAMA follows the Investment and Financial Services Association (IFSA) guidelines on corporate governance (see Appendix A). The guidelines cover four key areas: communication, voting, proxy voting policy and procedures and reporting to clients.
This document includes environmental and social guidelines (section 5) which have been developed based on Colonial First State Global Asset Management’s2 Responsible Investment Policy3 (Annexure B) and the United Nations Principles for Responsible Investment.4

Notes:
1. Refers to issues including human capital and the alignment of people strategies with business strategies, human rights, workplace safety and relationships with important stakeholder groups such as regulators, consumer advocacy groups and non-government organisations.
2. Colonial First State Global Asset Management is a business name owned by Colonial First State Asset Management (Australia) Limited (CFSAMA).
3. More detail on Colonial First State Global Asset Management’s approach can be found at cfsgam.com.au/UNPRI.
4. http://www.unpri.org.
2. Communication
As a major investor, CFSAMA believes in having direct contact with the management and/or directors of companies into which we invest. This contact might include constructive communication about performance, corporate governance, environmental and social issues, or other matters affecting stakeholder interests and long-term shareholder value.
As a shareholder, CFSAMA is entitled to receive reports and accounts and other explanatory circulars from companies which are required by law or regulatory authorities. We also have the right to attend company meetings and raise questions about the affairs of the company. While these formal bases for communication are necessary, they may not be sufficient to allow companies and shareholders to gain full understanding of each other’s aims and requirements.
Direct dialogue will give CFSAMA a better appreciation of a company’s objectives, its potential problems and the quality of its management, while making the company aware of our expectations and requirements as a shareholder. In regard to environmental and social issues, CFSAMA will engage management on those matters that it believes have material impact on company earnings and value, and on best practices which the company should adopt.
As the intent of this dialogue is not to make CFSAMA an insider, in view of the insider trading provisions of the Corporations Act, care must be taken when communicating directly with the board of directors and management of companies. CFSAMA has an Insider Trading Policy in place which outlines protocols should inside information come into our possession.

3. Voting
CFSAMA will vote on all issues at company meetings where it has the authority to do so. Voting rights are a valuable asset which should be managed with the same care and diligence as any other asset. Ultimately, shareholders’ ability to influence management depends on shareholders’ willingness to exercise those rights.
CFSAMA generally supports boards by positive use of its voting power unless there is good reason for doing otherwise. Where a board has received steady support over a period of time, it should become a matter of concern for that board if support is not forthcoming on a particular matter. When CFSAMA intends to vote against a proposal, we may choose to make representations to a company prior to the vote so that appropriate consultation may take place with a view to achieving a satisfactory solution.
Where a satisfactory outcome cannot be achieved on an important issue, it may be desirable for the relevant fund manager or delegate to attend the relevant meeting of the company and to explain why the proposal is being opposed. In such cases a poll may be requested to ensure that the vote is duly recorded.
All votes must be made in the best interest of the unitholders and clients. It is acknowledged that our goal is to apply our corporate governance guidelines and principles in a consistent manner. However, on rare occasions CFSAMA may deem it to be in the best interests of unitholders and clients to exercise its proxy vote in a manner that is not consistent on certain occasions, as a degree of subjectivity may be required. For example, it may be acceptable for a non-executive director to hold six board positions and provide a meaningful contribution, while for another director six board positions may be too demanding and result in a less meaningful contribution. Following are examples of voting issues and our current position:

•	Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years.

•
Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration committee.

•
New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.

•
Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.

•	Removal of directors – we will not support changes to company constitutions that weaken the position of non-executive directors on the board.

•
Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year. For directors over the age of 72, and provided that the constitution of the company permits re-election, the usual assessment criteria for selecting directors will apply.

•
Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming nonexecutive is acceptable only if there is a clear majority of independent directors.

•	Hostile takeovers – CFSAMA will meet both parties at least once before making a decision. Any decision made will be in the best interests of unit/shareholders.

•
Political donations – CFSAMA supports the notion that companies should seek a mandate from shareholders before making political donations. Such mandates should last for no longer than three years. Justification of political donations should be provided at the annual general meeting or in the annual report.

•
Remuneration – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.

•
Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executive directors if they are not published. Disclosure of any contingent liabilities should be made.

•
Long term incentive schemes – we support the introduction of share-based incentive schemes as a means of aligning the longer-term interests of management and shareholders. These schemes should be subject to shareholder approval and have reasonably demanding performance targets. We prefer that no awards vest at, or below, median performance with an appropriate comparator universe.

•	Options for non-executive directors – we are of the view that these should not be granted. We support the notion that non-executive directors can be paid in the stock of the company.

•
Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and there management and indicate where appropriate the potential impact on company earnings.

4. Proxy voting policy and procedures
CFSAMA is advised of corporate actions such as proxy voting by its custodian. The Head of each asset class or their authorised signatory is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Each resolution is to be stated and the voting intention with supporting views is to be confirmed in writing by the Head of the asset class or their authorised signatory. In cases where the resolution may be contentious in nature, a more detailed explanation as to the reasons for the voting intention 2 is to be outlined. Examples of contentious issues are executive remuneration packages or the appointment of non-independent directors.
Once the proxy voting intentions have been confirmed by the Head of asset class or their authorised signatory, they must communicate the decision to the Investment Management Support unit in an agreed format by the pre-advised cut-off. The Investment Management Support unit has sole responsibility for instructing the relevant custodian of the proxy voting instruction, and whether there is any necessity for a member of the Investment team to attend the meeting and vote the shares or call a poll in person. The Investment Management Support unit will maintain records of all proxy voting decisions in a format which will allow the dissemination of this data to the relevant clients.
CFSAMA will only vote in the best interests of its unitholders and clients. It is CFSAMA’s duty to put any other unit/share holder relationship or interest to one side when deciding how to vote on behalf of unit-holders and clients.
5. Environmental, social and governance assessment and engagement
CFSAMA recognises that ESG issues impact on business value and has developed its own ‘integrated’ approach to responsible investment in keeping with the United Nations Principles for Responsible Investment and other emerging industry performance standards (Appendix C).
CFSAMA is committed to integrating ESG factors into its investment decision-making, ownership and engagement policies and procedures. CFSAMA believes good management of environmental and social issues is integral to good corporate governance. CFSAMA will engage with companies in which it invests, or is considering for investment, with regard to their ESG risk management policies, strategies, performance, disclosure and management capabilities.
CFSAMA’s approach to environmental and social issues is based on the rigorous assessment of how ESG issues impact on company earnings and value. To achieve this, and in keeping with CFSAMA’s corporate governance principles, our approach is premised on the following:
ESG disclosure – encouraging the companies we invest in to disclose their material ESG risks and performance in keeping with emerging best practice

•	Engagement – as owners, or potential owners, engage companies, and where appropriate, vote on issues where company value is at risk from ESG issues

•	Voting – as owners, CFSAMA portfolio managers will develop their own voting positions on key environmental and social issues, and

•	Reporting – the outcomes of engagement and voting activities to clients.

5.1 ESG Disclosure
To ensure CFSAMA has adequate information to assess the value at stake (risks and opportunities) we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with emerging global standards. More specifically, companies are expected to report on the following aspects:

•	Environmental and social risks impacting materially on earnings, including contingent liabilities

•	Governance policies and procedures for assuring compliance with internal ESG policies, improving performance and mitigating risks across operations, supply chain and products and services

•	CFSAMA expects all ASX/S&P 300 companies to report in keeping with these guidelines

•
ESG risks and performance – companies are encouraged to report their ESG performance publically on a regular basis in line with the Global Reporting Initiative’s G3 Guidelines. In recommending G3 as the preferred ESG disclosure framework, CFSAMA expects companies, especially smaller companies and companies in emerging markets, to select only those key performance indicators that appropriately represent the material ESG considerations pertinent to their operations (see Appendix C)

•
Emerging markets – for companies with operations in developing countries and/or who source products from these companies, CFSAMA expects these companies to be operating within the OECD Guidelines for Multinational Enterprises (Appendix C)

•
Climate change – companies operating in high energy and greenhouse gas intensive sectors are expected to report their climate change risks and opportunities in line with the Global Framework for Climate Risk Disclosure (Appendix C), and

•	Sector guidelines – should CFSAMA develop its own sector guidelines, it will make these available to companies which face material ESG issues in their operations.
5.2 Engagement Procedures and Process As an owner of company shares, CFSAMA will engage companies on ESG issues in the following circumstances:

•	Risk – where CFSAMA’s assessment shows that certain ESG factors have a material impact on company earnings or value or have the potential to do so

•	Management Performance – where, in CFSAMA’s assessment, management is not adequately addressing ESG issues that could have a material impact on earnings and/or value

•
Process – in keeping with CFSAMA’s approach, company engagement on ESG issues, when necessary, will be primarily carried out on a direct basis (e.g. by correspondence requesting information and/or clarification; meeting with management; and indirectly via its proxy voting process

•
Outcomes – CFSAMA takes its ownership and engagement responsibilities seriously and will only engage companies on material issues. CFSAMA engages companies to achieve specific outcomes, namely ensure good ESG practices and thereby protect investor interests. In instances where management does not respond adequately to CFSAMA’s engagement, this may impact negatively on its valuation assessment and/or could result in CFSAMA divesting its ownership

•	Accountability – given engagement is an integral part of ownership, company engagement is best carried out by the responsible portfolio managers and their investment teams

•
Themes – CFSAMA recognises that ESG covers a wide range of issues and therefore it will concentrate its efforts on those material ESG issues in which it has a significant understanding and where it can exert influence towards achieving a specific outcome, and

•	Collaboration – CFSAMA recognises the benefits of collaborative engagement and therefore where appropriate, may collaborate in industry initiatives and forums where appropriate.
5.3 Voting on Environmental and Social Issues
In keeping with CFSAMA’s approach to responsible investment (Annexure B) and governance (see section 3), sector positions will be developed on key environmental and social issues to guide engagement and voting. These positions will be developed in line with CFSAMA’s principle of acting in the best interests of unitholders and clients.
It is important to note however, given the low probability of environmental and social issues being included on company AGM agenda’s, most engagement activity pertaining to these issues is likely to occur directly with management.

The ESG guidelines and principles contained in document will be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which CFSAMA’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.

5.4 Reporting on Engagement Activities
In keeping with existing practice, CFSAMA will record and report to clients and other relevant stakeholders on all material ESG engagement activities on biannual basis.

6. Reporting to clients Wherever a discrete mandate client delegates responsibility for exercising proxy votes, CFSAMA will report back to the client how votes were cast on their behalf, if requested by the client.
The authority and responsibility for exercising proxy votes will be defined within the investment management agreement executed between CFSAMA and each discrete mandate client. However, CFSAMA may still receive proxy voting instructions from each discrete mandate client on a case by case basis or alternatively the discrete mandate client may instruct their custodian directly. The frequency and content of any reporting to a client is provided for in the Investment Management Agreement.
Where the client’s discrete portfolio contains Commonwealth Bank of Australia (CBA) shares, it will be explained to the client that CFSAMA is unable to vote these shares due to the nature of the ASIC exemption allowing us to purchase CBA shares for our funds. The Investment Management Support unit will provide details of the resolutions to be voted on at the meeting to the Investments team for their information only. The Investment Management Support unit will also provide details of the agenda to the Distribution team who will ensure that that any clients holding CBA shares are provided with a copy of the agenda and advised of the deadline for advising the voting instruction to apply to their holdings. The Distribution team will pass these voting instructions back to the Investment Management Support unit who will be responsible for ensuring that the relevant custodians are provided with instructions on how to exercise the proxies.

7. External managers
In relation to all securities in the investment mandates, the external manager is free to exercise or refrain from exercising any voting rights (or direct the Custodian to do so) as it sees fit.
For the avoidance of doubt, CFSAMA is not permitted to issue any instruction in respect of, or which in any way influences, the voting powers of the external manager and the external manager is entitled to ignore any such instruction.
Appendix A
A summary of the Investment and Financial Services Association (IFSA) Guidelines.
IFSA Guidelines

•
Guideline 1: Communication Investment managers should encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholder interests.

•	Guideline 2: Voting Investment managers should vote on all material issues at all Australian company meetings where they have voting authority and responsibility to do so.

•
Guideline 3: Proxy Voting Policy and Procedures Investment managers should have a written policy on the exercising of proxy votes that is approved by their board and formal internal procedures to ensure that policy is applied consistently.

•
Guideline 4: Reporting to Clients Wherever a client delegates responsibility for exercising proxy votes, the investment manager should report back to the client when votes are cast (including abstentions) on investment owned by the client. Reporting on voting should be part of the regular reporting process to each client. The investment manager should report back to clients whether or not the votes are cast. The report should include a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client’s interests only. If an investment manager is unable to make the statement without qualification, the report should include an explanation.

Appendix B
Colonial First State Global Asset Management Responsible Investment Policy Statement
Introduction
ESG issues are increasingly impacting on business value. Colonial First State Global Asset Management recognises this trend in business imperatives and is committed to enhancing its integration of ESG factors in investment decision-making. Such an approach is consistent with the company striving for excellence in all that it does and with being a responsible investor.
We define ‘responsible investment’ as the integration of ESG issues into institutional investment decision-making and ownership practices, such that medium-to-longterm returns to beneficiaries are improved.
Our goal
Our goal is to be a leading Australian-based global fund manager and part of the global leadership group on responsible investing. We recognise that this will be a phased process and we will liaise closely with our clients and other stakeholders to ensure their interests are being addressed.
Our approach
Our focus is on enhancing the investment processes that have brought us success to date and making them even more robust by formally incorporating ESG considerations. This is distinct from what many call ‘socially responsible investing’ or ‘ethical investing’ which often seeks to limit or negatively screen a universe of investments. Consistent with our business plans, Colonial First State Global Asset Management has signed the United Nations Principles for Responsible Investment. In signing the Principles, we publicly commit to adopt and implement them, consistent with our fiduciary responsibilities. We will:

•	integrate ESG considerations into our investment, ownership and engagement policies and procedures

•
engage with companies in which we invest, or are considering for investment, with regard to their ESG risk management strategies, performance, disclosure and management capabilities, as well as sharing with them our approach and implementation progress

•
assess ESG risks at a sector and asset level, rather than excluding any specific sectors from consideration W develop specific policies and procedures on how we approach prominent ESG issues, such as climate change and human rights

•	encourage the entities in which we invest to improve and report on their ESG performance in keeping with emerging best practice

•	promote responsible investment by playing an active part in relevant debates, policy consultations and in the global network of investors who face similar ESG integration challenges, and

•
manage and report on our own ESG performance in keeping with emerging best practice. We will annually review our performance, with the setting of objectives and targets at the end of each calendar year, commencing in 2007. We will also submit annual reviews to the UN PRI on our progress.

Because our business covers a broad range of asset classes, investment styles and risk profiles, much of the work for this effort takes place at the investment team level. Each of these teams will maintain its own responsible investment implementation plan that is tailored to its activities and circumstances.
Review
This is our first Responsible Investment Policy. We acknowledge that emerging best practice and global standards are evolving rapidly and therefore to ensure our approach remains relevant, we undertake to review this policy on an annual basis until further notice.

Signed:

/s/ Warwick Negus

Warwick Negus (CEO)
Approved 27 August 2007

Appendix C
CFSAMA – Preferred ESG disclosure frameworks

1.
Australian Superannuation ESG Guidelines – contains suggestions for funds on how to incorporate ESG issues into investment processes and to facilitate the broader consideration of ESG issues across the investment industry. The guidelines also provide suggestions for fund managers and asset consultants to assist with the consideration of ESG issues, outlines the expectations that superannuation funds may have of their service providers and provides broad expectations and suggestions on ESG disclosure for listed companies.

http://www.acsi.org.au/dsp_viewContent.cfm?news=1&nid=123

2.
The Global Reporting Initiative (GRI) – is a not-for-profit, worldwide, multi-stakeholder network of business, civil society, labour, investors, accountants and others that collaborate through consensus-seeking approaches to create and continuously improve a sustainability reporting framework. The third version of the Guidelines, known as the G3 Guidelines, is the world’s most widely used sustainability reporting framework.

This framework sets out the principles and indicators that organisations can use to measure and report their significant economic, environmental, and social performance. The cornerstone of the framework is the Sustainability Reporting Guidelines, covering nine principles and nine standard disclosure performance indicator categories (environment, human rights, labour practices and decent work, society, product responsibility and economic).
http://www.globalreporting.org/ ReportingFramework/ G3Guidelines/

3.
Global Framework for Climate Risk Disclosure – is a statement of investors’ expectations about the information that they need to analyse climate risk and opportunities. The Framework aims to encourage standardised climate risk disclosure so that it is easy for companies to provide and easy for investors to analyse. The Framework is not a new reporting mechanism. Instead, the investors supporting the Framework intend for companies to report through existing reporting mechanisms, including mandatory financial disclosures to securities agencies, the leading voluntary mechanisms (the Carbon Disclosure Project and the Global Reporting Initiative), and other communications with investors.

http://www.unepfi.org/fileadmin/documents/ using_ framework.pdf

4.
Carbon Disclosure Project (CDP) – is an independent not-for-profit organisation, supported by investors, that facilitates a dialogue with companies, supported by quality information regarding the implications for shareholder value and commercial operations presented by climate change. The cornerstone of the CDP is the annual survey of the world’s largest corporations and which is emerging as one of the main climate change reporting frameworks.

http://www.cdproject.net/

5.
OECD Guidelines for Multinational Enterprises – are recommendations addressed by governments to multinational enterprises operating in or from adhering countries (the 30 OECD member countries plus ten non-member countries: Argentina, Brazil, Chile, Egypt, Estonia, Israel, Latvia, Lithuania, Romania and Slovenia). They provide voluntary principles and standards for responsible business conduct in a variety of areas including employment and industrial relations, human rights, environment, information disclosure, combating bribery, consumer interests, science and technology, competition, and taxation.

http://www.oecd.org/daf/investment/guidelines/

DD J CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES Updated March 13, 2012
I.Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.Statement of Proxy Voting Policy
It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.
DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular
1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.
In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.
III. Proxy Voting Procedures
DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.
Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.
In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.
IV. Conflicts of Interest
From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•
for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•
for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•
for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•
for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•	for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If a material conflict cannot be resolved as described above, DDJ will not vote the proxy.
V.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)	a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)	copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;
(iii)a record of each vote cast on behalf of our clients;

(iv)	a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)	each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.
With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.
VI.Disclosure
DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII. Proxy Voting Guidelines
The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.
I. The Board of Directors
A.Director Nominees in Uncontested Elections
Vote for director nominees, examining the following factors:

•	long-term corporate performance record of the company's stock relative to a market index; and
•composition of board and key board committees.
In certain cases, and when information is readily available, we may also review:
•corporate governance provisions and takeover activity;
•board decisions regarding executive pay;
•board decisions regarding majority-supported shareholder proposals in back-to-back years;
•director compensation; and
•number of other board seats held by nominee.
B.Majority of Independent Directors
Vote for proposals that the board be comprised of a majority of independent directors.
Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
C.Director and Officer Indemnification and Liability Protection
Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
II.Proxy Contests
A. Director Nominees in Contested Elections
Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:
•long-term financial performance of the company relative to its industry;
•management's track record;
•background to the proxy contest;
•qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

III.	Auditors Ratifying Auditors
Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
IV.Proxy Contest Defenses
A. Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.
C.Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
V.Capital Structure
Common Stock Authorization
Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C.Reverse Stock Splits
Vote against management proposals to implement a reverse stock split.
D.Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VI.Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.
In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.
Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.Proposals to Limit Executive and Director Pay
Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.
Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.
Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.
B.Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).
C.401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees. VII. Mergers and Corporate Restructurings
Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:
•anticipated financial and operating benefits;
•offer price (cost vs. premium);
•prospects of the combined companies;
•how the deal was negotiated; and
•changes in corporate governance and their impact on shareholder rights.

Exhibit A
Proxy Checklist
Name of Issuer:
Date proxy required to be voted:    Record Datej
Cross-check proxy ownership disclosure with internal DDJ holdings report
Deliver checklist and proxy to Responsible Analyst:
Receive completed proxy from Responsible Analyst
Deliver completed proxy to Legal Department
     Receive completed proxy from Legal Department
Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.
If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.
Either:
Vote proxy via         on         in accordance
with instructions provided by the Responsible Analyst.
or
Convene DDJ Internal Proxy Committee and vote proxy accordingly
File proxy in accordance with internal record-keeping procedures
Comments:
Initialed:
Chris Kaminski Administrator

LOGAN CIRCLE PARTNERS, LP
PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I.    General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II.    Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

A.    Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

B.    Proxy Evaluation and Voting

1.    Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.

2.    In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3.    In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4.    In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C.    Conflicts of Interest

1.    The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:

a.    Companies affiliated with directors and officers of Logan Circle or its affiliates; or

b.    Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2.    When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

3.    All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.

D.    Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E.    Annual Review of Proxy Voting and Recordkeeping Service Providers

1.    Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:

a.    The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.    The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c.    Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2.    No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F.    Recordkeeping

1.    Logan Circle shall retain records relating to the voting of proxies, including:

a.    A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b.    A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.

c.    A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

d.    A copy of each written client request for information on how
Logan Circle voted proxies on behalf of the client account, and a copy of any written response by
Logan Circle to the client account.

e.    A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2.    These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted:    November 1, 2007
Amended:    July 1 2011
Amended:    January 1, 2014

Summary Proxy Voting Guidelines

Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional
Shareholder Services (“ISS”) except as stated below:

Political Spending & Lobbying Activities

Generally vote AGAINST proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Concise Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification
Vote for proposals to ratify auditors unless any of the following apply:

•     An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•     Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
GAAP, or material weaknesses identified in Section 404 disclosures; or
•     Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•     Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶▶▶
Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.    Accountability
2.    Responsiveness
3.    Composition
4.    Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability
Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:
__________________
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•     A classified board structure;
•     A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•     The inability of shareholders to call special meetings;
•     The inability of shareholders to act by written consent;
•     A dual-class capital structure; and/or
•     A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.    The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.    The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•     The issuer’s rationale;
•     The issuer’s governance structure and practices; and
•     The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.    The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.    The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12. The company maintains significant problematic pay practices;
1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management
Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•     The company's response, including:

o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o    Specific actions taken to address the issues that contributed to the low level of support;
o    Other recent compensation actions taken by the company;
•     Whether the issues raised are recurring or isolated;
•     The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.18. Failure to replace management as appropriate; or
1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

_______________
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies;
significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•     Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•     Rationale provided in the proxy statement for the level of implementation;
•     The subject matter of the proposal;
•     The level of support for and opposition to the resolution in past meetings;
•     Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•     Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;
2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•     The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•     The company's ownership structure and vote results;
•     ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices;
and
•     The previous year's support level on the company's say-on-pay proposal.

3. Composition
Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•     Medical issues/illness;
•     Family emergencies; and
•     Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

_______________________
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Vote against or withhold from individual directors who:

3.3.    Sit on more than six public company boards; or
3.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own —
withhold only at their outside boards5.

4. Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.    Independent directors make up less than a majority of the directors.

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Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•     Company-specific factors; and
•     Proposal-specific factors, including:
•     The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•     The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections
Vote case-by-case on the election of directors in contested elections, considering the following factors:

•     Long-term financial performance of the target company relative to its industry;
•     Management’s track record;
•     Background to the proxy contest;
•     Qualifications of director nominees (both slates);
•     Strategic plan of dissident slate and quality of critique against management;

___________________
5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•     Likelihood that the proposed goals and objectives can be achieved (both slates);
•     Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

▶▶▶▶▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill
Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•     No lower than a 20% trigger, flip-in or flip-over;
•     A term of no more than three years;
•     No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•     The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•     The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•     Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent
Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•     Shareholders' current right to act by written consent;
•     The consent threshold;
•     The inclusion of exclusionary or prohibitive language;
•     Investor ownership structure; and
•     Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•     An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;
•     A majority vote standard in uncontested director elections;
•     No non-shareholder-approved pill; and
•     An annually elected board.
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CAPITAL/RESTRUCTURING

Common Stock Authorization
Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized shares during the last three years

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes of the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
and

o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

▶▶▶▶▶

________________________
6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Dual Class Structure
Generally vote against proposals to create a new class of common stock, unless:

•     The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•     The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•     The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
▶▶▶▶▶

Preferred Stock Authorization
Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized preferred shares during the last three years;

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes for the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares)
that reflects the company's need for shares and total shareholder returns; and
o    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
▶▶▶▶▶

Mergers and Acquisitions
Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION
Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.    Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•     There is a significant misalignment between CEO pay and company performance (pay for performance);
•     The company maintains significant problematic pay practices;
•     The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•     The situation is egregious.

Vote against an equity plan on the ballot if:

•     A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o    Magnitude of pay misalignment;
o    Contribution of non-performance-based equity grants to overall pay; and
o    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.    Peer Group7 Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•     The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•     The ratio of performance- to time-based equity awards;
•     The overall ratio of performance-based compensation;
•     The completeness of disclosure and rigor of performance goals;
•     The company's peer group benchmarking practices;

_______________________
7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•     Realizable pay8 compared to grant pay; and
•     Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•     Problematic practices related to non-performance-based compensation elements;
•     Incentives that may motivate excessive risk-taking; and
•     Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•     Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•     New or extended agreements that provide for:
o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or
"modified single" triggers);
o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•     Multi-year guaranteed bonuses;
•     A single or common performance metric used for short- and long-term plans;
•     Lucrative severance packages;
•     High pay opportunities relative to industry peers;
•     Disproportionate supplemental pensions; or
•     Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

_______________________
8 ISS research reports will include realizable pay for S&P1500 companies.

•     Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•     Duration of options backdating;
•     Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•     Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o    The company's response, including:
¤     Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¤     Specific actions taken to address the issues that contributed to the low level of support;
¤     Other recent compensation actions taken by the company;
o    Whether the issues raised are recurring or isolated;
o    The company's ownership structure; and

o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▶▶▶▶▶

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

▶▶▶▶▶

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•     Single- or modified-single-trigger cash severance;
•     Single-trigger acceleration of unvested equity awards;
•     Excessive cash severance (>3x base salary and bonus);
•     Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•     Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

▶▶▶▶▶

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•     The total cost of the company’s equity plans is unreasonable;
•     The plan expressly permits repricing;
•     A pay-for-performance misalignment is found;
•     The company’s three year burn rate exceeds the burn rate cap of its industry group;
•     The plan has a liberal change-of-control definition; or
•     The plan is a vehicle for problematic pay practices.

Social/Environmental Issues
Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•     Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶▶

Political Activities

Lobbying
Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•     The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•     The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•     Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

▶▶▶▶▶

Political Contributions
Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

▶▶▶▶▶

Political Ties
Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•     There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

▶▶▶▶▶

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶▶▶▶▶

Post Advisory Group

Proxy and Corporate Action Voting Policy
Policy
Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open‐ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.
When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.
Purpose
The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)‐6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.
Procedures
Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.
Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.
Record Keeping
In accordance with Rule 204‐2 under the Advisers Act and DOL Interpretive Bulletin 94‐2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204‐2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.
Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204‐3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N‐PX.

Proxy and Corporate Action Voting Policy 2012

Post Advisory Group

Guidelines
Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.
Post generally looks unfavorably upon:

▪	Issues regarding Board entrenchment and anti‐takeover measures such as the following:

▪	Proposals to stagger board members’ terms;

▪	Proposals to limit the ability of shareholders to call special meetings;

▪	Proposals to require super majority votes;

▪	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

▪	Proposals regarding “fair price” provisions;

▪	Proposals regarding “poison pill” provisions; and

▪	Permitting “green mail.”

▪	Providing cumulative voting rights.

Post generally looks favorably upon:

▪	Election of directors recommended by management, except if there is a proxy fight.

▪	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

▪	Date and place of annual meeting.

▪	Rotation of annual meeting place.

▪	Limitation on charitable contributions or fees paid to lawyers.

▪	Ratification of directors’ actions on routine matters since previous annual meeting.

▪	Confidential voting.

▪	Limiting directors’ liability.

Post assesses the following on a case by case basis:

▪	Proposals to:

▪	Pay directors solely in stock.

▪	Eliminate director mandatory retirement policy.

▪	Mandatory retirement age for directors.

▪	Rotate annual meeting location/date.

▪	Option and stock grants to management and directors.

▪	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

Proxy and Corporate Action Voting Policy 2012

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

Appendix E

STONE HARBOR INVESTMENT PARTNERS LP
PROXY VOTING POLICIES AND PROCEDURES

A.	STATEMENT OF POLICY

Stone Harbor Investment Partners LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.	GENERAL PRINCIPLES

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.	PROCEDURES

1.
Account Set-up and Review: For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

2.
Securities Lending: Stone Harbor does not generally have the authority to lend securities on behalf of its clients. For those clients for which Stone Harbor does have such authority, Stone Harbor has decided not to engage in securities lending. Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the request that the client benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.	Voting Proxies. Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.	VOTING POLICY GUIDELINES

Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance Committee reviews all overrides.

1.	Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

2.Board of Directors
Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards

•	Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)
Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

1It is intended for financing purposes, with minimal or no dilution to current shareholders; or
2It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation
Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•	The plan expressly permits repricing without shareholder approval for listed companies; or

•
There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options
Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

Employee Stock Purchase Plans
Vote CASE-BY-CASE on employee stock purchase plans.
Vote FOR employee stock purchase plans where all of the following apply:

3Purchase price is at least 85 percent of fair market value;
4Offering period is 27 months or less, and
5Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•
Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.	CONFLICTS OF INTEREST

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•	Manages the issuer’s pension plan

•	Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•	An executive of the issuer or proponent

•	A director of the issuer or proponent

•	A person who is a candidate to be a director of the issuer

•	A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.
If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee. The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance Committee will memorialize the rationale of such vote in writing.

E.	COMPOSITION OF THE COMPLIANCE COMMITTEE

The Compliance Committee consists of the following voting members:

•	Chief Investment Officer

•	Chief Executive Officer

•	General Counsel

•	Chief Compliance Officer

•	Chief Financial Officer

Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.	RECORD KEEPING AND OVERSIGHT

Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•
a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.	INFORMATION REQUESTS

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

March 2011

W. H. Reaves & Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

1.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. (“WHR”) ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•
The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

•
In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

•	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

•	The Adviser will generally vote for the selection of independent auditors.

•	The Adviser will generally vote for increases in or reclassification of common stock.

•	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Adviser will generally vote for changes in the board of directors.

•	The Adviser will generally vote for outside director compensation.

•	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

•	The Adviser will generally vote for proposals that increase shareholder value

•	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

•	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

•	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

•	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	PROXY VOTING PROCEDURES

A.
The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.
Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.
Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	the proposal to be voted upon;

•	the actual or potential conflict of interest involved;

•	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•
engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

•
cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

•	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.
The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A record memorializing the basis for the vote cast;

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client’s request, offer clients advice regarding corporate actions